T. Rowe Price Global Growth Stock Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the information under “Principal Investment Strategies” currently states:

Under normal conditions, the fund will invest in at least five countries, one of which will be the U.S., and at least 30% of its net assets will be invested in securities outside the U.S., including emerging markets.

Effective August 1, 2024, this sentence is replaced with the following:

The fund typically invests in at least five countries, including the U.S., and the amount of the fund’s assets invested outside the U.S. will vary depending on the adviser’s outlook for market conditions and opportunities overseas versus those in the U.S. However, the fund typically invests at least 25% of its net assets in securities of foreign issuers.

In Section 2 of the Prospectus, the information under “Principal Investment Strategies” currently states:

Under normal conditions, the fund will invest in at least five countries, one of which will be the U.S., and at least 30% of its net assets will be invested in securities outside the U.S., including emerging markets.

Effective August 1, 2024, this sentence is replaced with the following:

The fund typically invests in at least five countries, including the U.S., and the amount of the fund’s assets invested outside the U.S. will vary depending on the adviser’s outlook for market conditions and opportunities overseas versus those in the U.S. However, the fund typically invests at least 25% of its net assets in securities of foreign issuers. For purposes of determining whether the fund invests in a U.S. or foreign issuer, the fund relies on the country assigned to a security by MSCI, Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider.

The date of this supplement is July 23, 2024.

F174-041 7/23/24